FIST1  P- 1

                         SUPPLEMENT DATED MARCH 10, 2007
                     TO THE PROSPECTUS DATED MARCH 1, 2007OF
                       FRANKLIN INVESTORS SECURITIES TRUST
                            (Franklin Balanced Fund,
                      Franklin Convertible Securities Fund,
                          Franklin Equity Income Fund,
           Franklin Limited Maturity U.S. Government Securities Fund,
                         and Franklin Real Return Fund)

The prospectus is amended as follows:

I. For the Franklin Equity Income Fund, the column titled "Class R" in the "SHAREHOLDER FEES" table under the "Fees and Expenses" section on page 43 is revised as follows:

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS R
------------------------------------------------------------------------------
 Maximum sales charge (load) as a percentage of offering price  None
  Load imposed on purchases                                     None
  Maximum deferred sales charge (load)                          None
 Redemption fee on shares sold within 7 calendar days
 following their purchase date(1)                               2.00%

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE